UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

July 30, 2013

CUBIST PHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	0-21379	22-3192085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 Hayden Avenue

Lexington, Massachusetts 02421

(Address of Principal Executive Offices, including Zip Code)

(781) 860-8660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01             Other Events

On July 30, 2013, Cubist Pharmaceuticals, Inc. (the “Company”) and Trius Therapeutics, Inc. (“Trius”) issued a joint press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”).  Pursuant to the Merger Agreement, BRGO Corporation, a wholly-owned subsidiary of the Company (“Purchaser”) will commence a tender offer (the “Offer”) to purchase all of the issued and outstanding shares of Trius common stock for (a) $13.50 per share in cash, plus (b) one non-transferrable contingent value right for each share of Trius common stock, which represents the contractual right to receive up to $2.00 per share upon the achievement of certain milestones. If successful, the Offer will be followed by a merger of Purchaser with and into Trius (the “Merger”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Important Additional Information Will Be Filed with the Securities and Exchange Commission (SEC)

This current report is neither an offer to purchase nor a solicitation of an offer to sell shares of Trius. Purchaser has not commenced the Offer described in this current report.

Upon commencement of the Offer, Purchaser will file with the SEC a tender offer statement on Schedule TO and related exhibits, including the offer to purchase, letter of transmittal, and other related documents. Following commencement of the tender offer, Trius will file with the SEC a tender offer solicitation/recommendation statement on Schedule 14D-9. These documents will contain important information about the Company, Trius, the transaction and other related matters. Investors and security holders are urged to read each of these documents carefully when they are available.

Investors and security holders will be able to obtain free copies of the tender offer statement, the tender offer solicitation/recommendation statement and other documents filed with the SEC by the Company, Purchaser and Trius through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of these documents by contacting: the Company’s Investor Relations department at eileen.mcintryre@cubist.com, or Trius’ Investor Relations department at sloren@westwicke.com.

Item  9.01.            Financial Statements and Exhibits.

(d)    Exhibits

99.1   Joint Press Release dated July 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIST PHARMACEUTICALS, INC.

By:	/s/ Thomas J. DesRosier
Name:	Thomas J. DesRosier
Title:	Senior Vice President, Chief Legal Officer, General Counsel and Secretary

Date: July 30, 2013

EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint Press Release dated July 30, 2013.